                                                                    EXHIBIT 10.1

                               MAXTOR CORPORATION
                                  AMENDMENT OF
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

      This Amendment of Restricted Stock Unit Award Agreement (the "AMENDMENT") is made by and between Maxtor Corporation (the "COMPANY") and ____________ (the "Participant").

      WHEREAS, the Company granted to the Participant on June 10, 2002 (the "GRANT DATE") an award of _____________________________Restricted Stock Units (the "AWARD") pursuant to the Maxtor Corporation Restricted Stock Unit Plan (the "PLAN") and a Restricted Stock Unit Award Agreement entered into between the Company and the Participant (the "AWARD AGREEMENT"); and

      WHEREAS, the Company and the Participant now wish to amend the Award Agreement as provided herein;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Participant hereby agree that the terms and conditions of the Award as set forth in the Award Agreement and the Plan shall be amended as set forth below. Unless otherwise defined by this Amendment, capitalized terms contained herein shall have the meanings assigned to them by the Plan and the Award Agreement.

      1. DEFERRAL OF CERTAIN STOCK PRICE PERFORMANCE ACCELERATED VESTING. Provided that the Participant has not made an election pursuant to Section 5.1(c) of the Plan to decline accelerated vesting with respect to a Stock Price Performance Measurement Period ending on or before the last Trading Day of the fiscal year of the Company ending in calendar year 2003 (a "2003 PERFORMANCE PERIOD"), then, notwithstanding any provision contained in the Plan or the Award Agreement to the contrary, any accelerated vesting of the Award with respect to the attainment of a Stock Price Performance Goal within a 2003 Performance Period that would otherwise be determined pursuant to Section 5.1(b) of the Plan shall instead be determined as follows:

            Fifty percent (50%) of the Restricted Stock Units subject to the Award shall vest on the date (the "AMENDED ACCELERATED VESTING DATE") which is either (a) April 9, 2004 or (b) the first date following the 2003 Performance Period on which the Company makes payments of bonuses pursuant to the Company's Annual Incentive Plan, at the discretion of the Compensation Committee of the Maxtor Corporation board of directors; provided, however, that the Award shall vest in full in accordance with
      Section 5.1(d) of the Plan in the event of a Change in Control.

            2. EFFECT OF TERMINATION OF SERVICE. As it pertains to the stock price performance accelerated vesting of the Award, if any, that is governed by paragraph 1 above, Section 5.2 of the Plan shall be modified as follows:

            (a) RETIREMENT, DEATH OR DISABILITY. If the Participant's Service terminates because of the Retirement, death or Disability of the Participant prior to the Amended Accelerated Vesting Date, then, the vesting of the Award that would otherwise be determined pursuant to Section 5.2(a) of the Plan in accordance with Section 5.1(b) of the Plan shall, to the extent of the fifty percent stock price performance accelerated vesting, be determined in accordance with paragraph 1 above.

            (b) INVOLUNTARY TERMINATION. In addition to the benefit provided by
Section 5.2(b) of the Plan, if the Participant's Service is involuntarily terminated by the Company for any reason or no reason prior to the Amended Accelerated Vesting Date, then the fifty percent stock price performance accelerated vesting of the Award determined pursuant to paragraph 1 shall be effective as of the date of the Participant's termination of Service.

            (c) RESIGNATION FOR GOOD REASON. If the Participant resigns from Service for Good Reason (as defined below) prior to the Amended Accelerated Vesting Date, other than in connection with a Change in Control, then, to the extent that paragraph 1 above applies, the fifty percent stock price performance accelerated vesting of the Award determined pursuant to paragraph 1 shall be effective as of the date of such resignation from Service. For the purposes of this paragraph, "GOOD REASON" shall mean the occurrence of any of the following conditions, without the Participant's express written consent, which condition(s) remain(s) in effect twenty (20) days after written notice to the Board from the Participant of such condition(s):

                  (i) a material decrease in (A) the sum of the Participant's annual salary and targeted annual incentive bonus or (B) the Participant's employee benefits;

                  (ii) a demotion, a material reduction in the Participant's position, responsibilities or duties, or a material, adverse change in the Participant's substantive functional responsibilities or duties;

                  (iii) a relocation of the Participant's work place for the Company to a location more than one hundred (100) miles from the location of the Participant's work place immediately prior to such relocation;

                  (iv) any material breach of this Amendment by the Company.

      3. SETTLEMENT OF AWARD. As it pertains to the stock price performance accelerated vesting of the Award, if any, that is governed by paragraph 1 above,
Section 5.3 of the Plan shall be modified to provide that the Company shall pay to the Participant in cash within seven (7) days from the vesting date determined in accordance with this Amendment the amounts determined in accordance with paragraphs 4 and 5 below, subject to the withholding of taxes determined in accordance with the Plan.

      4. VALUE OF VESTED RESTRICTED STOCK UNITS. As it pertains to the stock price performance accelerated vesting of the Award, if any, that is governed by paragraph 1 above, Section 5.4 of the Plan shall be modified as follows:

            (a) STOCK PRICE PERFORMANCE ACCELERATED VESTING. The value of each Restricted Stock Unit whose vesting is accelerated pursuant to paragraph 1 above shall be the Fair Market Value per Share on the last Trading Day of the 2003 Performance Period.

            (b) RETIREMENT, DEATH, DISABILITY, INVOLUNTARY TERMINATION, RESIGNATION FOR GOOD REASON. The value of each Restricted Stock Unit whose vesting is determined upon a termination of Service of the Participant described in paragraph 2 above with reference to the stock price performance accelerated vesting of the Award governed by paragraph 1 above shall, to such extent, be determined in accordance with paragraph 4(a) above.

      5. INTEREST. In addition to the value of each Restricted Stock Unit whose vesting is deferred pursuant to this Amendment, the Company shall pay to the Participant as additional consideration interest in the amount of 1.52 per cent per annum of such value from the last Trading Day of the 2003 Performance Period to the date of settlement pursuant to paragraph 3 above.

      6. CONTINUATION OF OTHER TERMS. Except as set forth in this Amendment, all other terms and conditions of the Award Agreement shall remain in full force and effect.

      IN WITNESS HEREOF, the parties have executed this Amendment as of this 2nd day of September, 2003.

MAXTOR CORPORATION                                   PARTICIPANT


By:
   -----------------------------------------     -------------------------------
             Glenn H. Stevens                               Signature

Its: Senior Vice-President, General Counsel and Secretary

                               MAXTOR CORPORATION
                                  AMENDMENT OF
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

         This Amendment of Restricted Stock Unit Award Agreement (the "AMENDMENT") is made by and between Maxtor Corporation (the "COMPANY") and ____ ________ (the "PARTICIPANT").

         WHEREAS, the Company granted to the Participant on February 24, 2003 (the "GRANT DATE") an award of _______ Restricted Stock Units (the "AWARD") pursuant to the Maxtor Corporation Restricted Stock Unit Plan (the "PLAN") and a Restricted Stock Unit Award Agreement entered into between the Company and the Participant (the "AWARD AGREEMENT"); and

         WHEREAS, the Company and the Participant now wish to amend the Award Agreement as provided herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Participant hereby agree that the terms and conditions of the Award as set forth in the Award Agreement and the Plan shall be amended as set forth below. Unless otherwise defined by this Amendment, capitalized terms contained herein shall have the meanings assigned to them by the Plan and the Award Agreement.

         1. DEFERRAL OF CERTAIN STOCK PRICE PERFORMANCE ACCELERATED VESTING. Provided that the Participant has not made an election pursuant to
Section 5.1(c) of the Plan to decline accelerated vesting with respect to a Stock Price Performance Measurement Period ending on or before the last Trading Day of the fiscal year of the Company ending in calendar year 2003 (a "2003 PERFORMANCE PERIOD"), then, notwithstanding any provision contained in the Plan or the Award Agreement to the contrary, any accelerated vesting of the Award with respect to the attainment of a Stock Price Performance Goal within a 2003 Performance Period that would otherwise be determined pursuant to Section 5.1(b) of the Plan shall instead be determined as follows:

                  Fifty percent (50%) of the Restricted Stock Units subject to the Award shall vest at the discretion of the Company's Compensation Committee on the date (the "AMENDED ACCELERATED VESTING DATE") which is the first to occur of (a) April 9, 2004 or (b) the first date following the 2003 Performance Period on which the Company makes payments of bonuses pursuant to the Company's Annual Incentive Plan, at the discretion of the Company's Compensation Committee; provided, however, that the Award shall vest in full in accordance with Section 5.1(d) of the Plan in the event of a Change in Control.

         2. EFFECT OF TERMINATION OF SERVICE. As it pertains to the stock price performance accelerated vesting of the Award, if any, that is governed by paragraph 1 above, Section 5.2 of the Plan shall be modified as follows:

                  (a) RETIREMENT, DEATH OR DISABILITY. If the Participant's Service terminates because of the Retirement, death or Disability of the Participant prior to the Amended Accelerated Vesting Date, then, the vesting of the Award that would otherwise be determined pursuant to Section 5.2(a) of the Plan in accordance with Section 5.1(b) of the Plan shall, to the extent of the fifty percent stock price performance accelerated vesting, be determined in accordance with paragraph 1 above.

                  (b) INVOLUNTARY TERMINATION. In addition to the benefit provided by Section 5.2(b) of the Plan, if the Participant's Service is involuntarily terminated by the Company for any reason or no reason prior to the Amended Accelerated Vesting Date, then the fifty percent stock price performance accelerated vesting of the Award determined pursuant to paragraph 1 shall be effective as of the date of the Participant's termination of Service.

                  (c) RESIGNATION FOR GOOD REASON. If the Participant resigns from Service for Good Reason (as defined below) prior to the Amended Accelerated Vesting Date, other than in connection with a Change in Control, then, to the extent that paragraph 1 above applies, the fifty percent stock price performance accelerated vesting of the Award determined pursuant to paragraph 1 shall be effective as of the date of such resignation from Service. For the purposes of this paragraph, "GOOD REASON" shall mean the occurrence of any of the following conditions, without the Participant's express written consent, which condition(s) remain(s) in effect twenty (20) days after written notice to the Board from the Participant of such condition(s):

                           (i)      a material decrease in (A) the sum of the
Participant's annual salary and targeted annual incentive bonus or (B) the Participant's employee benefits;

                           (ii)     a demotion, a material reduction in the
Participant's position, responsibilities or duties, or a material, adverse change in the Participant's substantive functional responsibilities or duties;

                           (iii)    a relocation of the Participant's work place
for the Company to a location more than one hundred (100) miles from the location of the Participant's work place immediately prior to such relocation;

                           (iv)     any material breach of this Amendment by the
Company.

         3. SETTLEMENT OF AWARD. As it pertains to the stock price performance accelerated vesting of the Award, if any, that is governed by paragraph 1 above, Section 5.3 of the Plan shall be modified to provide that the Company shall pay to the Participant in cash within seven (7) days from the vesting date determined in accordance with this Amendment the amounts determined in accordance with paragraphs 4 and 5 below, subject to the withholding of taxes determined in accordance with the Plan.

         4. VALUE OF VESTED RESTRICTED STOCK UNITS. As it pertains to the stock price performance accelerated vesting of the Award, if any, that is governed by paragraph 1 above, Section 5.4 of the Plan shall be modified as follows:

                  (a) STOCK PRICE PERFORMANCE ACCELERATED VESTING. The value of each Restricted Stock Unit whose vesting is accelerated pursuant to paragraph 1 above shall be the Fair Market Value per Share on the last Trading Day of the 2003 Performance Period.

                  (b) RETIREMENT, DEATH, DISABILITY, INVOLUNTARY TERMINATION, RESIGNATION FOR GOOD REASON. The value of each Restricted Stock Unit whose vesting is determined upon a termination of Service of the Participant described in paragraph 2 above with reference to the stock price performance accelerated vesting of the Award governed by paragraph 1 above shall, to such extent, be determined in accordance with paragraph 4(a) above.

         5. INTEREST. In addition to the value of each Restricted Stock Unit whose vesting is deferred pursuant to this Amendment, the Company shall pay to the Participant as additional consideration interest in the amount of 1.52 per cent per annum of such value from the last Trading Day of the 2003 Performance Period to the date of settlement pursuant to paragraph 3 above.

         6. CONTINUATION OF OTHER TERMS. Except as set forth in this Amendment, all other terms and conditions of the Award Agreement shall remain in full force and effect.

         IN WITNESS HEREOF, the parties have executed this Amendment as of this 2nd day of September, 2003.

MAXTOR CORPORATION                             PARTICIPANT

By:________________________________            _________________________________
       Glenn H. Stevens                                    Signature

Its: Senior Vice-President, General
     Counsel and Secretary